SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Big Lots, Inc.
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(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials for the Shareholder Meeting
to Be Held on May 27, 2010
BIG LOTS, INC.

ATTN: GENERAL COUNSEL 300 PHILLIPI ROAD COLUMBUS, OH 43228

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 29, 2010
Date: May 27, 2010
Time: 9:00 a.m. EDT
Location:	Big Lots, Inc.
300 Phillipi Road
Columbus, Ohio

Directions to the Annual Meeting are available in the Investor Relations section of our website located at: www.biglots.com.
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

          — Before You Vote —
           How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
COMBINED DOCUMENT (including the Notice of Annual Meeting of Shareholders, Proxy Statement, Annual Report to Shareholders and Form of Proxy)

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 13, 2010 to facilitate timely delivery.

          — How To Vote —
          Please Choose One of the Following Voting Methods

Vote In Person: Please check the proxy materials for any requirements for Annual Meeting attendance. At the Annual Meeting you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Notice is hereby given that the 2010 Annual Meeting of Shareholders of Big Lots, Inc. will be held at our corporate offices located at 300 Phillipi Road, Columbus, Ohio, on May 27, 2010, beginning at 9:00 a.m. EDT, for the following purposes:

1.	ELECTION OF DIRECTORS. The Board of Directors recommends a vote FOR the nominees named below.

01) 02) 03)	Jeffrey P. Berger Steven S. Fishman Peter J. Hayes	04) 05) 06)	David T. Kollat Brenda J. Lauderback Philip E. Mallott	07) 08) 09)	Russell Solt James R. Tener Dennis B. Tishkoff

2.
APPROVAL OF THE AMENDED AND RESTATED BIG LOTS 2005 LONG-TERM INCENTIVE PLAN. The Board of Directors recommends a vote FOR the approval of the amended and restated Big Lots 2005 Long-Term Incentive Plan.

3.	APPROVAL OF THE AMENDED AND RESTATED BIG LOTS 2006 BONUS PLAN. The Board of Directors recommends a vote FOR the approval of the amended and restated Big Lots 2006 Bonus Plan.

4.
APPROVAL OF AMENDMENTS TO OUR AMENDED ARTICLES OF INCORPORATION. The Board of Directors recommends a vote FOR the approval of amendments to the Big Lots, Inc. Amended Articles of Incorporation to institute majority voting in uncontested director elections.

5.
APPROVAL OF AMENDMENTS TO OUR CODE OF REGULATIONS. The Board of Directors recommends a vote FOR the approval of amendments to the Big Lots, Inc. Code of Regulations to establish procedures for advance notice of shareholder director nominations.

6.
RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2010. The Board of Directors recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as Big Lots' independent registered public accounting firm for the 2010 fiscal year.

If any other matter properly comes before the Annual Meeting, common shares represented by proxies will be voted in accordance with the recommendation of the Board of Directors on such matter.

Only Shareholders of record at the close of business on the record date, March 29, 2010, are entitled to notice of and to vote at the Annual Meeting and any postponement or adjornment thereof.